INDEPENDENT  AUDITORS'  CONSENT


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-8 of our report of America's Web Station, Inc. dated July 30, 1999, appearing in the Company's Registration Statement on Form SB-2 (SEC File No. 333-91717). We also consent to the reference to us under the caption "Experts" in the Reoffer Prospectus.



                                     /s/ Girardin Baldwin & Associates LLP

                                     GIRARDIN  BALDWIN  &  ASSOCIATES  LLP
                                     Certified  Public  Accountants

Naples,  Florida
March  14,  2000